097 P-1 12/12

SUPPLEMENT DATED DECEMBER 1, 2012

TO THE PROSPECTUS DATED MARCH 1, 2012

OF

Franklin WORLD PERSPECTIVES Fund

(Franklin Templeton International Trust)

The prospectus is amended as follows:

I. The Fund Summary "Sub-Advisors" section on page 8 is revised as follows:

Sub-Advisors

Franklin Templeton Investimentos (Brazil) Ltda. (FT Brazil), Franklin Templeton Investment Corp. (FTIC), Franklin Templeton Investment Management Limited (FTIML), Franklin Templeton Asset Management (India) Private Limited (FT India) and Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea). The term "investment manager" includes any Sub-Advisor.

II. The Fund Summary "Portfolio Managers" section on page 8 is revised as follows:

Portfolio Managers

STEPHEN H. DOVER, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since inception (2010).

PURAV A. JHAVERI, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2010).

SUNG SIK OH   Chief Investment Officer - Equities of FT Korea and portfolio manager of the Fund since inception (2010).

FREDERICO SAMPAIO, CFA   Chief Investment Officer - Equities of FT Brazil and portfolio manager of the Fund since inception (2010).

CONRAD B. HERRMANN, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since inception (2010).

SUKUMAR RAJAH   Chief Investment Officer - Asian Equities of FT India and portfolio manager of the Fund since inception (2010).

GAREY AITKEN, CFA   Chief Investment Officer of FTIC and portfolio manager of the Fund since inception (2010).

UWE ZOELLNER, CFA   Executive Vice President and Portfolio Manager of FTIML and portfolio manager of the Fund since inception (2010).

III. For the Fund Details “Management” section the second paragraph beginning on page 18 is revised as follows:

Under separate agreements with Advisers, Franklin Templeton Investimentos (Brazil) Ltda. (FT Brazil), Rua Brigadeiro Faria Lima 3311, 5th floor, Itaim Bibi, Sao Paulo - SP Brazil 04536-133; Franklin Templeton Investment Corp. (FTIC), 200 King Street West, Suite 1,500, Toronto (Ontario), Canada M5H 3T4; Franklin Templeton Investment Management Limited (FTIML), The Adelphi Building, 1-11 John Adams Street, London, WC2N 6HT; Franklin Templeton Asset Management (India) Private Limited (FT India), Indiabulls Finance Center, Tower 2, 13th Floor, Senapati Bapat Marg, Elphinstone Road (West) Mumbai 400013, India and Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea), 3rd Floor, CCMM Building, 12 Youido-Dong, Youngdungpo-Gu, Seoul, South Korea 150-968 are the Fund's Sub-Advisors. FT Brazil, FTIC, FTIML, FT India and FT Korea provide Advisers with investment management advice and assistance. FT India provides advice on a non-discretionary basis due to Indian regulatory requirements. FT Brazil, FTIC, FTIML, FT India and FT Korea are indirect subsidiaries of Franklin Resources, Inc. (Resources) and Advisers is a direct subsidiary of Resources. For purposes of the Fund's investment strategies, techniques and risks, the term "investment manager" includes any sub-advisor.

IV. For the Fund Details “Management” section the portfolio management team beginning on page 19 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in developing and emerging markets. The portfolio managers of the team, including those of the Sub-Advisors, are as follows:

STEPHEN H. DOVER, CFA   Senior Vice President of Advisers

Mr. Dover has been the lead portfolio manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1997.

PURAV A. JHAVERI, CFA   Portfolio Manager of Advisers

Mr. Jhaveri has been a portfolio manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 2000.

SUNG SIK OH   Chief Investment Officer - Equity of FT Korea

Mr. Oh has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2002.

FREDERICO SAMPAIO, CFA   Vice President and Chief Investment Officer - Equity of FT Brazil

Mr. Sampaio has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2006.

CONRAD B. HERRMANN, CFA   Senior Vice President of Advisers

Mr. Herrmann has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

SUKUMAR RAJAH   Chief Investment Officer - Asian Equities of FT India

Mr. Rajah has been a portfolio manager of the Fund since its inception, providing research and advice (on a non-discretionary basis) on the purchases and sales of individual securities and portfolio risk assessment. He is based in India and joined Franklin Templeton Investments in 2002 with its acquisition of Pioneer ITI of India, where he was part of the original equity team since 1994.

GAREY AITKEN, CFA   Chief Investment Officer of FTIC

Mr. Aitken has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1998.

UWE ZOELLNER, CFA   Executive Vice President and Portfolio Manager of FTIML

Mr. Zoellner has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

V. For the Fund Details “Management – Manager of Managers Structure” section on page 22 is revised as follows:

Manager of Managers Structure

Advisers and the Trust have received an exemptive order from the SEC that allows the Fund to operate in  a "manager of managers" structure whereby Advisers, as the Fund’s investment manager, can appoint and replace sub-advisors from within Franklin Templeton Investments (“affiliated subadvisors”), and enter into, amend and terminate sub-advisory agreements with affiliated subadvisors, each subject to Board approval but without obtaining prior shareholder approval (the "Manager of Managers Structure"). The Fund will, however, inform shareholders of the hiring of any new affiliated subadvisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, Advisers has the ultimate responsibility, subject to oversight by the Board, to oversee the affiliated subadvisors and recommend their hiring, termination and replacement. Advisers will also, subject to the review and approval of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend affiliated subadvisors to manage all or a portion of the Fund’s assets; allocate and, when appropriate, reallocate the Fund’s assets among affiliated subadvisors; monitor and evaluate the affiliated subadvisors’ performance; and implement procedures reasonably designed to ensure that each affiliated subadvisor complies with the Fund’s investment goal, policies and restrictions.

Please keep this supplement for future reference.

097 SA-1 12/12

SUPPLEMENT DATED DECEMBER 1, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2012

OF

Franklin WORLD PERSPECTIVES Fund

(Franklin Templeton International Trust)

The statement of additional information is amended as follows:

I. The following is added to the section entitled “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Derivative Instruments” beginning on page 6:

Futures contracts.   Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (FCM), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that currently ranges from 1.5% to 5.0% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any amount in excess of the margin amount, if the Fund has a loss of less than the margin amount, the difference is returned to the Fund. If the Fund has a gain, the margin amount and the amount of the gain that exceeds the margin amount is returned to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts.   The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. There is also the risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the investment manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market are subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The investment manager does not believe that these trading and positions limits will have an adverse impact on the Fund’s investment strategies.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

II. The fifth paragraph of the section entitled “Management and Other Services – Investment manager and services provided” beginning on page 34 is revised as follows:

The Fund's sub-advisors are Franklin Templeton Investimentos (Brazil) Ltda. (FT Brazil) (providing investment advice with respect to investments in Brazil), Franklin Templeton Investments Corp. (FTIC) (providing investment advice with respect to investments in Canada), Franklin Templeton Investment Management Limited (FTIML) (providing investment advice with respect to European and Israeli investments), Franklin Templeton Asset Management (India) Private Limited (FT India)(providing non-discretionary investment advice with respect to Asia-Pacific assets other than Japan, Korea and Taiwan) and Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea) (providing non-discretionary investment advice with respect to investments in Korea and Taiwan). The investment manager conducts its own investment research and related services with respect to investments in the United States. The sub-advisors have an agreement with the investment manager and provide the investment manager with investment management advice and assistance. FT India provides the investment manager with non-discretionary investment management advice (which may include research and analysis services). The sub-advisors' activities are subject to the board's review and control, as well as the investment manager's instruction and supervision. From time to time, any of the regions that are assigned to a particular sub-advisor may be shifted to another sub-advisor.

III. The fourth paragraph of the section entitled “Management and Other Services – Management fees” on page 35 is revised as follows:

The investment manager in turn pays each of the sub-advisors for their services from the management fees it receives from the Fund. The investment manager pays a fee to each sub-advisor at an annual rate, set forth below, of the average net asset value of the Fund multiplied by the sub-advisor’s portion of the MSCI All Country World Plus Frontier Markets Index (the “Index”). The sub-advisor’s portion of the Index means the percentage of the Index represented by securities classified in those countries and regions for which the sub-advisor has responsibility under its sub-advisory agreement with the investment manager.

  FT Brazil: 0.75%
  FTIC: 0.50%
  FTIML: 0.50%
  FT India: 0.75%
  FT Korea: 0.60%

Please keep this supplement for future reference.